UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12.

Ennis, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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ENNIS, INC.

SUPPLEMENT TO PROXY STATEMENT FOR

2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, JULY 20, 2017

Explanatory Note

The purpose of this supplement to Schedule 14A (this “Supplement”) is to add a new proposal to the definitive proxy statement of Ennis, Inc. (the “Company”) for its 2017 Annual Meeting of Shareholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on May 26, 2017, in order to add an additional Proposal to the original Proxy Statement.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, and the related rules of the Securities and Exchange Commission, the Company is providing shareholders a non-binding advisory vote to recommend the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers. At the 2011 Annual Meeting of Shareholders, our shareholders advised us of their preference for the Company to hold non-binding advisory votes on executive compensation on an annual basis and since that time, the Board authorized the non-binding advisory vote on executive compensation to be held on an annual basis. The next scheduled non-binding advisory vote on executive compensation is scheduled to occur at the 2017 Annual Meeting of Shareholders on Thursday, July 20, 2017. This Supplement adds the new Proposal No. 4 to the Proxy Statement and adds Proposal No. 4 to the proxy card. Except as updated or supplemented by this Supplement, all information set forth in the Proxy Statement remains unchanged and should be considered in casting your vote at the 2017 Annual Meeting of Shareholders.

CHANGE TO PROXY STATEMENT

The following shall be added after Proposal No. 3:

PROPOSAL NO. 4

FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act, we are asking shareholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal No. 3 on “Say-on-Pay” above should occur every year, every two years, or every three years.

The Board of Directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that future shareholder advisory votes on executive compensation occur every year. The Company currently recommends that our shareholders cast non-binding advisory votes for a “Say-on-Pay” proposal on executive compensation brought before our shareholders each year.

You may indicate whether you would prefer that we conduct these non-binding advisory votes every one, two, or three years, or abstain from voting. When this non-binding advisory vote was last held in 2011, shareholders indicated a preference to hold the non-binding advisory vote on “Say-on-Pay” to approve executive compensation every year, and the Board implemented this standard.

Although this is an advisory vote and is non-binding, the Board and the Compensation Committee welcome shareholder input on our compensation philosophy, policies, and practices as disclosed in our Proxy Statement.

1

The option of one year, two years, or three years that receives the most votes by shareholders will be deemed the preferred frequency for the advisory vote on executive compensation that has been selected by the shareholders. However, because this vote is advisory and not binding on the Board or Ennis in any way, the Board may decide that it is in the best interests of the Company’s shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the preferred frequency selected by the shareholders. A non-binding advisory vote on executive compensation is scheduled to occur at the 2017 Annual Meeting of Shareholders on Thursday, July 20, 2017.

The Board of Directors recommends that you vote for a frequency of every year for the non-binding advisory vote on executive compensation for our named executive officers.

2

ENNIS.

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on July 20, 2017.

Vote by Internet

- Go to **www.envisionreports.com/EBF**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and FOR "Every Year" on Proposal 4.

1. Election of Directors:

	For	Against	Abstain
01 - Frank D. Bracken	☐	☐	☐
02 - Keith S. Walters	☐	☐	☐
03 - Michael D. Magill	☐	☐	☐

*Terms ending in 2020

	For	Against	Abstain
2. Ratification of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2018.	☐	☐	☐
3. To approve, by non-binding advisory vote, executive compensation.	☐	☐	☐

	Every Year	Every 2 Years	Every 3 Years	Abstain
4. To approve, by non-binding advisory vote, the frequency of holding the non-binding advisory vote on executive compensation.	☐	☐	☐	☐

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. ☐ ☐ ☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, etc., please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 3336721

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02M2IC

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
ENNIS®
Proxy — ENNIS, INC.
ANNUAL MEETING OF SHAREHOLDERS
July 20, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Keith S. Walters and Richard L. Travis, Jr., or any one or more of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Ennis, Inc. held of record by the undersigned at the close of business on May 22, 2017 at the Annual Meeting of Shareholders to be held July 20, 2017 or any adjournment thereof.
The proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3, in the Proxies’ discretion on matters arising under 5, and not voted on 4. This proxy confers discretionary authority upon the Proxies to cumulate votes for the election of the nominees for which proxy authority is given if (a) cumulative voting is in effect and (b) such Proxies determine that such action is necessary to elect as many of management’s nominees as possible.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

ENNIS®
IMPORTANT ANNUAL MEETING INFORMATION
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X
Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and FOR “Every Year” on Proposal 4.
1. Election of Directors: For Against Abstain
01 - Frank D. Bracken
*Terms ending in 2020
For Against Abstain
02 - Keith S. Walters
For Against Abstain
03 - Michael D. Magill
For Against Abstain
2. Ratification of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2018.
For Against Abstain
3. To approve, by non-binding advisory vote, executive compensation.
Every Year Every 2 Years Every 3 Years Abstain
4. To approve, by non-binding advisory vote, the frequency of holding the non-binding advisory vote on executive compensation.
5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, etc., please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1UPX 3336722 +
02M2JC

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
E N N I S R
Proxy - ENNIS, INC.
ANNUAL MEETING OF SHAREHOLDERS
July 20, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Keith S. Walters and Richard L. Travis, Jr., or any one or more of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Ennis, Inc. held of record by the undersigned at the close of business on May 22, 2017 at the Annual Meeting of Shareholders to be held July 20, 2017 or any adjournment thereof.
The proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3, in the Proxies’ discretion on matters arising under 5, and not voted on 4. This proxy confers discretionary authority upon the Proxies to cumulate votes for the election of the nominees for which proxy authority is given if (a) cumulative voting is in effect and (b) such Proxies determine that such action is necessary to elect as many of management’s nominees as possible.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.